Pilgrim's Pride Corporation

Financial Results for
First Fiscal Quarter Ended
March 27, 2011

April 29, 2011

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; while JBS USA Holdings, Inc. ("JBS USA") has significant acquisition experience and historically has been able to realize substantial benefits through synergies, JBS USA may not be able to fully achieve all of the anticipated synergistic from the sale of 67% of the company's common stock to JBS USA within the time frames expected; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including exports to Russia, the anti-dumping proceeding in Ukraine and the anti-dumping and countervailing duty proceeding in China; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude charges associated with the company's restructuring under Chapter 11 Bankruptcy protection and other additional reorganization items. We have included this information as we believe that investors may be interested in our results excluding these items as this is a way our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

First Quarter Review

- Net loss of $120.8 million, or $0.56 per share, vs. net loss of $45.5 million, or $0.21 per diluted share for the comparable quarter a year earlier.
  - Inventory reduction, higher costs, severe winter storms and depressed chicken prices contributed to loss
- Net sales increased 15% on improved demand in both sales and volumes in retail, frozen foodservice and export segments
- Adjusted EBITDA was ($55.2) million vs. $59.5 million Q1 2010
- Actual feed ingredient purchases were approximately $188 million higher during Q1 2011 vs Q1 2010
  - Recognized $32.0 million in net mark-to-market gains
  - 100% of anticipated corn needs and approximately 50% of soybean meal needs covered through the end of 2011
- Industry fundamentals during the quarter:
  - Feed ingredient prices were sharply higher for the first quarter, with average corn rising 81% and soybean meal climbing 32% vs. year ago
  - Commodity chicken prices were mixed for the quarter with breast meat and wings declining while leg quarters and Georgia Dock increased
  - Chicken is expected to be increasingly popular as beef and pork prices remain high; retailers and foodservice operators expected to increase features activity

Results of Operations

($ in millions except per share data)	Three Months Ended		
	3/27/2011	3/28/2010	% Change
Net Loss attributable to Pilgrim's Pride	$ (120.8)	$ (45.5)	-165.1%
Weighted average shares of common stock outstanding:			
Basic	214.3	214.3	
Diluted	214.3	214.3	
Net loss per share of common stock outstanding:			
Basic	(0.56)	(0.21)	
Diluted	(0.56)	(0.21)	

Pilgrim's

Results of Operations

($ in millions)	Three Months Ended		
	3/27/2011	3/28/2010	% Change
Net sales to customers			
United States	$ 1,710.3	$ 1,495.6	14.4%
Mexico	182.2	147.3	23.7%
Net sales to customers	**1,892.5**	**1,642.9**	15.2%
Gross (Loss) Profit			
United States	(61.8)	35.5	-274.0%
Mexico	8.7	16.5	-47.4%
Total gross (loss) profit	**(53.1)**	**52.0**	-202.1%
Operating (Loss) Income			
United States	(110.3)	(44.2)	-149.5%
Mexico	3.5	11.8	-70.4%
Total operating loss	**(106.8)**	**(32.4)**	-229.6%

Commodity Pricing Overview

Breast Meat



$1.80
$1.60
$1.40
$1.20
$1.00
2009
2010
2011
5 Year Rolling Averages
6 Month Rolling Averages

Leg Quarters



$0.50
$0.40
$0.30
$0.20
$0.10
2009
2010
2011
5 Year Rolling Averages
6 Month Rolling Averages

Georgia Dock



$0.90
$0.80
$0.70
$0.60
$0.50
2009
2010
2011
5 Year Rolling Averages
6 Month Rolling Averages

Wings



$2.00
$1.70
$1.40
$1.10
$0.80
$0.50
2009
2010
2011
5 Year Rolling Averages
6 Month Rolling Averages

Source: UrnerBarry through April 28, 2011

Pilgrim's

Results of Operations

($ in millions, except per share figures)	Three Months Ended 3/27/2011	3/28/2011	% Change
Net Sales	$ 1,892.5	$ 1,642.9	15.2%
Net Loss attributable to Pilgrim's Pride	**$ (120.8)**	**$ (45.5)**	**-165.2%**
EBITDA	$ (54.4)	$ 3.2	-1802.5%
Adjusted EBITDA	**$ (55.2)**	**$ 59.5**	**-192.7%**
EBITDA Reconciliation			
Net Loss from Continuing Operations	$ (119.9)	$ (45.4)	
Add:			
Income tax (benefit) expense	(9.9)	(33.3)	
Interest expense, net	26.8	27.9	
Depreciation and amortization	50.9	57.8	
Minus:			
Amortization of capitalized financing costs	2.2	3.8	
EBITDA	**$ (54.4)**	**$ 3.2**	**-1802.5%**
EBITDA Margin	-2.87%	0.19%	
Adjustments			
Add:			
Restructuring charges, net	-	35.8	
Reorganization items, net	-	20.7	
Minus:			
Net income attributable to noncontrolling interest	0.9	0.2	
EBITDA - Adjusted	**$ (55.2)**	**$ 59.5**	**-192.7%**
EBITDA Margin - Adjusted	-2.92%	3.62%	

Capital Expenditures


Million $
Maintenance/Other
Efficiency/Expansion
220
200
180
160
140
120
100
80
60
40
20
0
$30.9
$8.3
$22.6
$64.0
$20.0
$44.0
$179.3
$64.2
$115.1
$101.2
$41.7
$59.5
$212.4
$76.0
$136.4
3-Mo Ending 3/28/10
3-Mo Ending 3/27/11
CY2010
LTM 3/28/10
LTM 3/27/11

*The company is projecting capital expenditures of approximately $150 million in fiscal 2011.